SUMMARY PROSPECTUS July 1, 2015

AB Large Cap Growth Fund

Ticker: Class Z–APGZX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated October 31, 2014, as amended July 1, 2015, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.ABglobal.com/links/mf, email a request to prorequest@ABglobal.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

PRO-0101-LCG-Z-0715

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Z Shares
Management Fees	.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Transfer Agent	.02%
Other Expenses	.04%

Total Other Expenses*	.06%

Total Annual Fund Operating Expenses*	.81%

*	Total Other Expenses are based on estimated amounts for the current fiscal year.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class Z Shares
After 1 Year	$83
After 3 Years	$259
After 5 Years	$450
After 10 Years	$1,002

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Fund invests primarily in the domestic equity securities of companies selected by the Fund’s Adviser for their growth potential within various market sectors. The Fund emphasizes investments in large, seasoned companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies.

For these purposes, “large-capitalization companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. While the market capitalizations of companies in the Russell 1000 Growth Index ranged from approximately $1.2 billion to $560 billion as of June 30, 2014, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

The Adviser expects that normally the Fund’s portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities.

The investment team allocates the Fund’s investments among broad sector groups based on the fundamental company research conducted by the Adviser’s internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The investment team may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies’ potential for growth within a sector matures and new trends for growth emerge.

The Adviser’s research focus is in companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS

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Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

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Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

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Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

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Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

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Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.ABglobal.com (click on “Menu—Americas—Individual Investors—United States (US Citizens)”, then “Investments—Fund Performance”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. The annual returns for the Fund’s Class Z shares are not presented in the bar chart and would differ from the annual returns of the Fund’s Class A shares only to the extent that the Class Z shares have lower expenses because the shares are invested in the same portfolio of securities. Through May 31, 2015, the year-to-date unannualized return for Class A shares was 7.12%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 16.94%, 1st quarter, 2012; and Worst Quarter was down -15.76%, 3rd quarter, 2011.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	8.73%	13.78%	8.99%

	Return After Taxes on Distributions	5.23%	12.81%	8.53%

	Return After Taxes on Distributions and Sale of Fund Shares	7.73%	11.03%	7.37%
Class Z**	Return Before Taxes	13.83%	15.05%	9.74%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)		13.05%	15.81%	8.49%

*	After-tax Returns:

–	Are shown for Class A shares only and will vary for Class Z shares because Class Z shares have a different expense ratio;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**	Inception date for Class Z shares June 30, 2015. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund’s Class A shares adjusted to reflect the lower expense ratio of Class Z shares.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Frank V. Caruso	Since 2012	Senior Vice President of the Adviser

Vincent C. DuPont	Since 2012	Senior Vice President of the Adviser

John H. Fogarty	Since 2012	Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

	Initial	Subsequent
Class Z Shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund.	None	None

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone
(800-221-5672).

TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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